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                                                                     EXHIBIT 1.1

                             BRANDYWINE REALTY TRUST

                                  COMMON SHARES

                             UNDERWRITING AGREEMENT
                             ----------------------

                                                              September 13, 2004


To the Representatives of the
   several Underwriters named in the
   respective Pricing Agreements
   hereinafter described

Ladies and Gentlemen:

         From time to time Brandywine Realty Trust, a Maryland real estate investment trust (the "Company"), may enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain of its common shares of beneficial interest, par value $0.01 per share (the "Common Shares") specified in Schedule I to such Pricing Agreement (with respect to such Pricing Agreement, the "Firm Shares"). If specified in such Pricing Agreement, the Company may grant to the Underwriters the right to purchase at their election an additional number of Common Shares, specified in such Pricing Agreement as provided in Section 3 hereof (the "Optional Shares"). The Firm Shares and the Optional Shares, if any, which the Underwriters elect to purchase pursuant to Section 3 hereof are herein collectively called the "Designated Shares").

         The terms and conditions of any particular issuance of Designated Shares shall be as specified in the Pricing Agreement relating thereto.

         1. Particular sales of Designated Shares may be made from time to time to the Underwriters of such Designated Shares, for whom the firms designated as representatives of the Underwriters of such Designated Shares in the Pricing Agreement relating thereto shall act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to an Underwriter or Underwriters who act without any firm being designated as its or their representatives. This Underwriting Agreement (the "Agreement") shall not be construed as an obligation of the Company to offer, issue or sell any of the Common Shares or as an obligation of any of the Underwriters to purchase the Common Shares. The obligation of the Company to issue and sell any of the Common Shares and the obligation of any of the Underwriters to purchase any of the Common Shares shall be evidenced by the Pricing Agreement with respect to the Designated Shares specified therein. Each Pricing Agreement shall specify the aggregate number of Firm Shares, the maximum number of Optional Shares, if any, the initial public offering price of such Firm Shares and Optional Shares or the manner of determining such price, the purchase price to the Underwriters of such Designated Shares, the names of the Underwriters of such Designated Shares, the



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names of the Representatives of such Underwriters and the number of such
Designated Shares to be purchased by each Underwriter and the commission, if any, payable to the Underwriters with respect thereto and shall set forth the date, time and manner of delivery of such Firm Shares and Optional Shares, if any, and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the registration statement and prospectus with respect thereto) the terms and conditions of such Designated Shares. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of facsimile communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

         2. The Company and Brandywine Operating Partnership, L.P. (the "Operating Partnership"), jointly and severally, represent and warrant to, and agree with, each of the Underwriters as follows:

            (a) A registration statement on Form S-3 (File No. 333-117078) (the "Initial Registration Statement") in respect of the Common Shares has been (i) prepared by the Company, the Operating Partnership and certain subsidiaries of the Operating Partnership named therein in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder, (ii) filed with the Commission under the Securities Act and (iii) declared effective by the Commission; no stop order suspending the effectiveness of the registration statement or any post-effective amendment thereto, if any, has been issued, and no proceeding for that purpose has been initiated or threatened by the Commission; and the Company proposes to file with the Commission pursuant to Rule 424(b) under the Securities Act ("Rule 424(b)") a prospectus supplement to the form of prospectus included in such registration statement and have previously advised you of all information (financial and other) with respect to the Company to be set forth therein. The term "Registration Statement" means the Initial Registration Statement, as amended at the time such registration statement became effective and as further amended as of the date of this Agreement, including the exhibits thereto and the documents incorporated or deemed to be incorporated therein by reference pursuant to Item 12 of Form S-3 (the "Incorporated Documents"), but excluding the statement of eligibility and qualification on Form T-1; the prospectus contained in the Registration Statement is hereinafter referred to as the "Base Prospectus"; and the prospectus supplement to such prospectus (including the Base Prospectus), in the form filed with the Commission pursuant to Rule 424(b), is hereinafter called the "Prospectus". If the Company shall have filed an abbreviated registration statement to register additional Common Shares pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement. The Base Prospectus, as the same may be amended or supplemented from time to time by a preliminary form of prospectus supplement relating to the Designated Shares, as and if filed pursuant to Rule 424(b), is hereinafter called a "Preliminary Prospectus". Any reference herein to the Base Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the Incorporated Documents that were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the Securities Act, as the case may be, on or before the date of the Base Prospectus, any Preliminary Prospectus or the Prospectus, as the case may be; any reference herein to the terms "amendment" or "supplement", or similar terms, with respect to any Preliminary Prospectus or the Prospectus

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shall be deemed to refer to and include the filing of any Incorporated Documents under the Exchange Act or the Securities Act, as the case may be, after the issue date of any Preliminary Prospectus or the Prospectus, as the case may be, and deemed to be incorporated therein by reference; and any reference to any amendment to the Registration Statement shall be deemed to include any annual report on Form 10-K of the Company or the Operating Partnership filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement.

            (b) The Incorporated Documents, when they were filed with the Commission or became effective, as the case may be, conformed in all material respects to the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the Commission thereunder; none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with the Commission or become effective, as the case may be, shall conform in all material respects to the requirements of the Exchange Act or the Securities Act, as applicable, and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

            (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus shall conform, in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission thereunder; the Registration Statement and any amendment thereto do not and shall not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus does not contain and as amended or supplemented shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and when any Preliminary Prospectus was first filed with the Commission (whether filed as part of the Registration Statement for the registration of the Common Shares or any amendment thereto or pursuant to Rule 424(a) under the Securities Act) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Securities Act and the rules and regulations of the Commission thereunder and did not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Shares through the Representatives expressly for use in the Prospectus relating to such Designated Shares.

            (d) Except as noted therein, the consolidated financial statements (including the related notes thereto) incorporated by reference in the Prospectus present fairly in all material respects the consolidated financial condition of the Company and its consolidated subsidiaries and the Operating

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Partnership and its consolidated subsidiaries, as applicable, as of the dates indicated and the results of their operations and changes in their consolidated cash flows for the periods specified; such financial statements have been prepared in conformity with accounting principles generally accepted in the United States applied on a consistent basis; any supporting schedules incorporated by reference in the Registration Statement present fairly in all material respects the information required to be stated therein; and any pro forma financial information (including the related notes thereto) contained or incorporated by reference in the Prospectus present fairly in all material respects the information contained therein and have been prepared on a reasonable basis using reasonable assumptions and in accordance with the applicable requirements of the Securities Act and the Exchange Act.

            (e) The Company and its subsidiaries (including, without limitation, the Operating Partnership), taken as a whole, have not sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) except as set forth on Schedule II to the applicable Pricing Agreement, there has not been any change in the beneficial interests of the Company (other than issuances of beneficial interests (A) pursuant to equity-based awards granted in the ordinary course of business to trustees or employees of the Company or the Operating Partnership, (B) upon exercise of options or warrants and upon conversion or redemption of convertible or redeemable securities, in each case which were outstanding as of the date of the latest audited financial statements included or incorporated by reference in the Prospectus, and (C) upon the exchange of Operating Partnership interests for beneficial interests in the Company) or in the partnership interests in the Operating Partnership or the capital stock, partnership, membership or beneficial interests of any of its consolidated subsidiaries, or any change in the long-term debt of the Company and its consolidated subsidiaries (including, without limitation, the Operating Partnership), taken as a whole, and (ii) there has not been any material adverse change in the business, properties, management, results of operations, financial condition or prospects of the Company and its consolidated subsidiaries (including, without limitation, the Operating Partnership), taken as a whole, except as set forth in the Prospectus.

            (f) The Company has been duly formed and is validly existing as a real estate investment trust in good standing under the laws of the State of Maryland, with trust power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified or registered as a foreign real estate investment trust for the transaction of business and is in good standing or subsisting under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification or registration except where the failure to so qualify or register or be in good standing or subsisting could not reasonably be expected, individually or in the aggregate, to have a (i) material adverse effect on the business, properties, management, results of operations, financial condition or prospects of the Company and its subsidiaries (including, without limitation, the Operating Partnership), taken as a whole, or (ii) an adverse effect on the ability to perform on the part of, or the performance by, the Company of its obligations hereunder (collectively, a "Material Adverse Effect"); and each consolidated subsidiary (including, without limitation, the Operating Partnership) has been duly incorporated, formed or organized and is

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validly existing as a corporation or other entity in good standing or subsisting under the laws of its jurisdiction of incorporation, formation or organization, with corporate, partnership or limited liability company power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified or registered as a foreign corporation or other foreign entity for the transaction of business and is in good standing or subsisting under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification or registration except where the failure to so qualify or register or be in good standing or subsisting could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

            (g) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of beneficial interests of the Company have been duly and validly authorized and issued and are fully paid; all of the issued shares of capital stock, partnership, membership or beneficial interests of each consolidated subsidiary (including, without limitation, the Operating Partnership) have been duly and validly authorized and issued, are fully paid and, if applicable, non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances or claims (collectively, "Liens"); and the Company is the sole general partner of the Operating Partnership and its ownership percentage in the Operating Partnership is as set forth in the Prospectus.

            (h) This Agreement and the Pricing Agreement with respect to the Designated Shares have been duly authorized, executed and delivered by the Company.

            (i) The Common Shares have been duly and validly authorized by the Company, and, when Firm Shares are issued and delivered against payment therefor pursuant to this Agreement and the Pricing Agreement with respect to such Designated Shares, and, in the case of Optional Shares, pursuant to Over-allotment Options (as defined in Section 3 hereof) with respect to such Designated Shares, such Designated Shares will be duly and validly issued and fully paid; the Common Shares conform to the description thereof contained in the Registration Statement and the Designated Shares will conform to the description thereof contained in the Prospectus with respect to such Designated Shares; and the Designated Shares will have the rights set forth in the Company's declaration of trust, as then amended or supplemented; and the holders of outstanding beneficial interests of the Company are not entitled to preemptive or other rights afforded by the Company to subscribe for the Designated Shares.

            (j) Neither the Company nor any of its consolidated subsidiaries (including, without limitation, the Operating Partnership) is, or with the giving of notice or lapse of time or both would be, in violation of or in default under its declaration of trust, charter, by-laws, partnership agreement, operating agreement or other organizational documents, as applicable, except where, in the case of any subsidiary that is not the Operating Partnership, the violation or default could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its consolidated subsidiaries (including, without limitation, the Operating Partnership) is a party or by which it or any of them or any of their respective properties is bound, except where the violation or default could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; the issue and sale of the Designated Shares, the compliance by the Company with all of the provisions of this Agreement and the applicable

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Pricing Agreement and each Over-allotment Option, if any, and the consummation of the transactions herein and therein contemplated shall not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries (including, without limitation, the Operating Partnership) is a party or by which the Company or any of its subsidiaries (including, without limitation, the Operating Partnership) is bound or to which any of the property or assets of the Company or any of its subsidiaries (including, without limitation, the Operating Partnership) is subject, nor shall such actions result in any violation of the provisions of the declaration of trust or the by-laws of the Company, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries (including, without limitation, the Operating Partnership) or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Designated Shares or the consummation by the Company of the other transactions contemplated by this Agreement or the applicable Pricing Agreement, except such as have been, or shall have been prior to the Time of Delivery, obtained under the Securities Act and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Shares by the Underwriters.

            (k) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its consolidated subsidiaries (including, without limitation, the Operating Partnership) is a party or to which any property of the Company or any of its consolidated subsidiaries (including, without limitation, the Operating Partnership) is subject, which could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and, to the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

            (l) (i) PricewaterhouseCoopers, the independent certified public accountants of the Company and the Operating Partnership, who have audited certain financial statements of the Company and its consolidated subsidiaries and of the Operating Partnership and its consolidated subsidiaries, are independent public accountants as required by the Securities Act and the rules and regulations of the Commission thereunder; and (ii) Ernst & Young, the independent certified public accountants of The Rubenstein Company, L.P., who have audited certain financial statements of The Rubenstein Company, L.P. and its consolidated subsidiaries, are independent public accountants as required by the Securities Act and the rules and regulations of the Commission thereunder.

            (m) The Company and its subsidiaries (including, without limitation, the Operating Partnership) have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property that is material to their respective businesses, in each case free and clear of all Liens except (A) those Liens which have been reflected generally or in the aggregate in the financial statements of the Company and of the Operating Partnership as disclosed in the Prospectus or as are described specifically, generally or in the aggregate in the Prospectus, or (B) such Liens not required by generally accepted accounting principles to be disclosed in the financial statements of the Company or of the Operating Partnership, which do not (a) materially adversely interfere with the use made or proposed to be made of such property by the Company and its subsidiaries (including, without limitation, the Operating Partnership) or (b) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

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            (n) The Company is not, and after giving effect to each offering and sale of the Designated Shares is not, or shall not be required to register as, an "investment company" under the Investment Company Act of 1940, as amended
(the "Investment Company Act").

            (o) At all times commencing with the Company's taxable year ended December 31, 1986, the Company has been and after giving effect to the offering and the sale of the Designated Shares shall continue to be, organized and operated in conformity with the requirements for qualification of the Company as a real estate investment trust ("REIT") under the Internal Revenue Code of 1986, as amended (the "Code"), and the proposed method of operation of the Company shall enable the Company to continue to meet the requirements for qualification and taxation as a REIT under the Code.

            (p) The Company and its consolidated subsidiaries (including, without limitation, the Operating Partnership) (A) have filed all federal, state, local and foreign tax returns that are required to be filed or have requested extensions thereof except in any case in which the failure so to file could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, except as set forth in the Prospectus, and (B) have paid all taxes required to be paid by them and any other assessment, fine or penalty levied against them, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, except as set forth in the Prospectus.

            (q) The Company and its consolidated subsidiaries (including, without limitation, the Operating Partnership) possess all licenses, certificates, permits and other authorizations issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such consolidated subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a Material Adverse Effect on the Company and its subsidiaries (including, without limitation, the Operating Partnership), taken as a whole, except as set forth in the Prospectus.

            (r) No labor dispute or disturbance involving the employees of the Company or any of its subsidiaries (including, without limitation, the Operating Partnership) or of any other entity exists or is threatened or imminent that could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, except as set forth in the Prospectus.

            (s) The Company and its consolidated subsidiaries (including, without limitation, the Operating Partnership) (A) are in compliance with applicable federal, state, local and foreign laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (B) have received, and are in compliance with, all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (C) have not received notice of any actual or

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potential liability under any environmental law, except in each case where such non-compliance with Environmental Laws, failure to receive or comply with required permits, licenses or other approvals, or liability could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, except as set forth in the Prospectus; except as set forth in the Prospectus, neither the Company nor any of its consolidated subsidiaries (including, without limitation, the Operating Partnership) has been named as a "potentially responsible party" under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended; in the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and its consolidated subsidiaries including the Operating Partnership, in the course of which they identify and evaluate associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, except as set forth in the Prospectus.

            (t) The minimum funding standard under Section 302 of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder ("ERISA"), has been satisfied by each "pension plan" (as defined in Section 3(2) of ERISA) which has been established or maintained by the Company and/or one or more of its subsidiaries (including, without limitation, the Operating Partnership), and the trust forming part of each such plan which is intended to be qualified under Section 401 of the Code is so qualified; each of the Company and its subsidiaries (including, without limitation, the Operating Partnership) has fulfilled its obligations, if any, under Section 515 of ERISA; neither the Company nor any of its subsidiaries (including, without limitation, the Operating Partnership) maintains or is required to contribute to a "welfare plan" (as defined in Section 3(1) of ERISA) which provides retiree or other post-employment welfare benefits or insurance coverage (other than "continuation coverage" (as defined in Section 602 of ERISA)); each pension plan and welfare plan established or maintained by the Company and/or one or more of its subsidiaries (including, without limitation, the Operating Partnership) is in compliance in all material respects with the currently applicable provisions of ERISA; neither the Company nor any of its subsidiaries (including, without limitation, the Operating Partnership) has incurred or could reasonably be expected to incur any withdrawal liability under
Section 4201 of ERISA, any liability under Section 4062, 4063, or 4064 of ERISA, or any other liability under Title IV of ERISA; and the assets of the Company and its subsidiaries (including, without limitation, the Operating Partnership) do not, and as of the Time of Delivery shall not, constitute "plan assets" under ERISA.

            (u) The Company and its consolidated subsidiaries (including, without limitation, the Operating Partnership) are currently in compliance with all presently applicable provisions of the Americans with Disabilities Act, as amended, except for any such non-compliance that could not reasonably be expected, individually or in aggregate, to have a Material Adverse Effect.

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            (v) There is, and has been, no failure on the part of the Company and its subsidiaries (including, without limitation, the Operating Partnership), and any of their respective trustees, directors or officers in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including, without limitation, Section 402 related to loans and Sections 302 and 906 related to certifications.

            (w) No relationship (direct or indirect) exists between or among any of the Company or any affiliate of the Company, on the one hand, and any trustee, officer, shareholder, tenant, customer or supplier of the Company or any affiliate of the Company, on the other hand, which is required by the Securities Act and the rules and regulations of the Commission thereunder to be described in the Registration Statement or the Prospectus which is not so described or is not described as required; and there are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the trustees or officers of the Company or any of their respective family members, except as disclosed in (or in documents incorporated into) the Registration Statement and the Prospectus.

            (x) The Company and its consolidated subsidiaries (including, without limitation, the Operating Partnership) maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (y) The Company and each of its consolidated subsidiaries (including, without limitation, the Operating Partnership) are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; to the knowledge of the Company and its subsidiaries (including, without limitation, the Operating Partnership) all policies of insurance insuring the Company and its consolidated subsidiaries (including, without limitation, the Operating Partnership) or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and its consolidated subsidiaries (including, without limitation, the Operating Partnership) are in compliance with the terms of such policies and instruments in all material respects; neither the Company nor any of its consolidated subsidiaries (including, without limitation, the Operating Partnership) has received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such coverage; and neither the Company nor any of its consolidated subsidiaries (including, without limitation, the Operating Partnership) has any reason to believe that it shall not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that could not reasonably be expected, individually or in aggregate, to have a Material Adverse Effect, except as set forth in the Prospectus.

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            (z) No consolidated subsidiary of the Company (including, without limitation, the Operating Partnership) is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock or other equity, from repaying to the Company any loans or advances to such subsidiary from the Company, or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, except that, as set forth in the Prospectus, each of the consolidated subsidiaries of the Company set forth on
Schedule III to the applicable Pricing Agreement require the consent of their respective joint venture partners as a condition to making such payments or transfers and that following an event of default under the loan documents encumbering the properties owned by a subsidiary of the Company (including, without limitation, the Operating Partnership) such subsidiary may be prohibited from making distributions to the Company.

            (aa) The statistical and market-related data, if any, included in the Prospectus is based on or derived from sources which the Company believes, in good faith, to be reliable and accurate in all material respects.

            (bb) The Company has not taken nor will it take, directly or indirectly any action designed to, or that might reasonably be expected to, cause or result in manipulation of the price of the Common Shares.

         3. Upon the execution of the Pricing Agreement applicable to any Designated Shares and authorization by the Representatives of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

         The Company may specify in the Pricing Agreement applicable to any Designated Shares that the Company thereby grants to the Underwriters the right (an "Over-allotment Option") to purchase at their election up to the number of Optional Shares set forth in such Pricing Agreement, on the terms set forth in the paragraph above, for the sole purpose of covering over-allotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised in whole or in part by written notice from the Representatives to the Company, given at any time within a period specified in the Pricing Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by the Representatives.

         The number of Optional Shares to be added to the number of Firm Shares to be purchased by each Underwriter as set forth in Schedule I to the Pricing Agreement applicable to such Designated Shares shall be, in each case, the number of Optional Shares which the Company has been advised by the Representatives have been attributed to such Underwriter; provided that, if the Company has not been so advised, the number of Optional Shares to be so added shall be, in each case, that proportion of Optional Shares which the number of Firm Shares to be purchased by such Underwriter under such Pricing Agreement bears to the aggregate number of Firm Shares (rounded as the Representatives may determine to the nearest 100 shares). The total number of Designated Shares to be purchased by all the Underwriters pursuant to such Pricing Agreement shall be the aggregate number of Firm Shares set forth in Schedule I to such Pricing Agreement plus the aggregate number of Optional Shares which the Underwriters elect to purchase.

         4. Delivery of the Firm Shares and the Optional Shares to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in the form specified in such Pricing Agreement, and in such authorized denominations and registered in such names as the Representatives may request upon at least 24 hours' prior notice to the Company, shall be made by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer in federal or other same day funds, payable to the order of the Company in the funds specified in such Pricing Agreement, (i) with respect to the Firm Shares all in the manner and at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "First Time of Delivery" and (ii) with respect to the Optional Shares, if any, in the manner and at the time and date specified by the Representatives in the written notice given by the Representatives of the Underwriters' election to purchase such Optional Shares, or at such other time and date as the Representatives and the Company may agree upon in writing, such time and date, if not the First Time of Delivery, herein called a "Subsequent Time of Delivery". Each such time and date for delivery is herein called a "Time of Delivery".

         5. The Company agrees with each of the Underwriters of any Designated Shares as follows:

            (a) To prepare the Prospectus in relation to the applicable Designated Shares in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act no later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Shares or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus after the date of the Pricing Agreement relating to such Designated Shares and prior to any Time of Delivery for such Designated Shares which shall be disapproved by the Representatives for such Designated Shares promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after any Time of Delivery for such Designated Shares and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company or the Operating Partnership with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Designated Shares; and during such same period to advise the Representatives, promptly after it receives notice thereof, of (i) the time when any amendment to the Registration Statement has been filed or becomes effective or any prospectus supplement to the Prospectus or any amended Prospectus has been filed with the Commission, (ii) the issuance by the Commission of any stop order or any order preventing or suspending the use of any prospectus relating to such Designated Shares, (iii) the suspension of the qualification of such Designated Shares for offering or sale in any jurisdiction, (iv) the initiation or threatening of any proceeding for any such purpose, or (v) any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Common Shares or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;

            (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Designated Shares for offering and sale under the securities laws of such jurisdictions within the United States as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution of such Designated Shares; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

            (c) To furnish the Underwriters with (i) two copies of the Registration Statement (as originally filed) and each amendment thereto, and all exhibits and documents incorporated or deemed to be incorporated by reference therein and (ii) copies of the Prospectus in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Designated Shares; and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated or deemed to be incorporated by reference in the Prospectus in order to comply with the Securities Act, the Exchange Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a prospectus supplement to the Prospectus, which shall correct such statement or omission or effect such compliance;

            (d) (i) During the period beginning from the date of the Pricing Agreement for the Designated Shares and continuing to and including the date specified in the Pricing Agreement for such Designated Shares, without the prior written consent of the Representatives, not to, directly or indirectly, offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of any Relevant Security (as defined below), or establish or increase any "put equivalent position" or liquidate or decrease any "call equivalent position" with respect to any Relevant Security (in each case within the meaning of Section 16 of the Exchange Act and the rules and regulations of the Commission thereunder), or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration; provided that the foregoing shall not restrict the issuance of Common Shares (w) upon the exercise of options or warrants, the conversion of Series A Preferred Shares of the Company or the redemption of units in the Operating Partnership, (x) pursuant to the Company's distribution reinvestment and share purchase plan, (y) pursuant to equity-based awards granted in the ordinary course of business to trustees or employees of the Company under the Company's long-term incentive plan or (z) pursuant to the Contribution Agreement, dated as of August 18, 2004 between the Operating Partnership, TRC Realty, Inc.-GP, TRC-LB LLC and TRC Associates Limited Partnership (including in settlement of any post-closing adjustments thereunder), in each case as outstanding or in effect on the date of the Pricing Agreement as described or incorporated by reference in the Prospectus and the Registration Statement; and

(ii) at the First Time of Delivery, the Company shall have furnished to the Representatives a letter substantially in the form of Exhibit A attached hereto from each trustee and officer of the Company addressed to the Representatives. As used in this Section 5(d), the term "Relevant Security" means the Common Shares, any other equity security of the Company or any of its subsidiaries and any security convertible into, or exercisable or exchangeable for, any Common Shares or other such equity security.

            (e) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company and its consolidated subsidiaries (including, without limitation, the Operating Partnership) (which need not be audited) complying with Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

            (f) To apply the net proceeds from the sale of the Designated Shares as described in the Preliminary Prospectus and the Prospectus;

            (g) The Company shall not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation, which is contrary to any applicable law, of the price of any security of the Company or the Operating Partnership to facilitate the sale or resale of the Common Shares;

            (h) The Company shall not be or become, at any time prior to the expiration of three years after any Time of Delivery, an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act;

            (i) The Company shall use its best efforts to continue to be organized and operated in conformity with the requirements for qualification as a REIT under the Code for each of its taxable years for so long as the Board of Trustees of the Company deems it in the best interests of the Company's shareholders to remain so qualified and not to be materially and adversely against the interests of the holders of the Designated Shares to fail to be so qualified.

         6. The Company covenants and agrees with the several Underwriters that the Company shall pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Common Shares under the Securities Act;
(ii) all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and all other amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (iii) the cost of printing and producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Blue Sky and legal investment memoranda, closing documents (including any compilations thereof) and any other documents so long as such documents have been approved by the Company in connection with the offering, purchase, sale and delivery of the Common Shares; (iv) all expenses in connection with the qualification of the Common Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of the counsel to the Underwriters, in connection with such qualification and in connection with any Blue Sky and legal investment surveys; (v) any filing fees incident to, and the reasonable fees and disbursements of the counsel to the Underwriters, in connection with any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Common Shares; (vi) the cost of preparing the certificates for the Common Shares; (vii) the reasonable fees and expenses of any transfer agent or registrar or dividend disbursing agent; (viii) any taxes payable in connection with the issuance, sale and delivery of the Designated Shares to the Underwriters; (ix) all fees imposed by any stock exchange related to the filing or registration of the Designated Shares; and (x) all other costs and expenses incident to the performance of its obligations hereunder and under any Pricing Agreement, which are not otherwise specifically provided for in this Section. It is understood, however, that, except as otherwise specifically provided in this Section 6 and Sections 8 and 13 hereof, the Underwriters shall pay all of their own costs and expenses, including the fees of the counsel to the Underwriters, transfer taxes on resale of any of the Designated Shares by them, and any advertising expenses connected with any offers they may make.

         7. The obligations of the Underwriters of any Designated Shares under the Pricing Agreement relating to such Designated Shares shall be subject, in the Representatives' discretion, to the condition that all representations and warranties and other statements of the Company included or incorporated by reference in the Pricing Agreement relating to such Designated Shares are true and correct at and as of any Time of Delivery for such Designated Shares and the condition that prior to such Time of Delivery the Company shall have performed all of their obligations hereunder theretofore to be performed, and the following additional conditions:

            (a) (i) The Prospectus in relation to the applicable Designated Shares shall have been filed with the Commission pursuant to Rule 424(b) under the Securities Act within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act and in accordance with
Section 5(a) hereof; (ii) no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and (iii) all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Representatives;

            (b) The counsel to the Underwriters shall have furnished to the Representatives such opinion or opinions, dated each Time of Delivery, with respect to the good standing status of the Company, the Designated Shares, the Registration Statement, the Prospectus and such other related matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters;

            (c) Pepper Hamilton LLP, counsel to Company, shall have furnished to the Representatives their written opinion dated the Time of Delivery in form and substance reasonably satisfactory to the Representatives, to the following effect:

                (i) The Company has been duly formed and is validly existing as a real estate investment trust in good standing under the laws of the State of Maryland, with trust power and authority to own its properties and conduct its business as described in the Prospectus;

                (ii) The Operating Partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Delaware, with limited partnership power and authority to own its properties and conduct its business as described in the Prospectus;

                (iii) Each of Atlantic American Property Trust, AAPOP 1, L.P.
            and Atlantic American Land Development Inc., which constitute, in addition to the Operating Partnership, the Company's "significant subsidiaries" (as defined in Rule 405 under the Securities Act) (the "Significant Subsidiaries"), has been duly incorporated, formed or organized and is validly existing as a corporation or other entity in good standing under the laws of its jurisdiction of incorporation, formation or organization, with corporate, limited liability company or partnership power and authority to own its properties and conduct its business as described, limited liability company, partnership or beneficial interests of each Significant Subsidiary have been duly and validly authorized and issued, are fully paid and, as applicable, non-assessable;

                (iv) All of the issued beneficial interests of the Company have been duly and validly authorized and issued and are fully paid; and the Company is the sole general partner of the Operating Partnership and its percentage interest and ownership in the Operating Partnership is as set forth in the Prospectus;

                (v) (A) The Company has been duly qualified or registered as a foreign trust for the transaction of business and is in good standing or subsisting under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification or registration, except where the failure to so qualify or register or be in good standing or subsisting could not reasonable to expected, individually or in the aggregate, to have a Material Adverse Effect; (B) the Operating Partnership has been duly qualified or registered as a foreign partnership for the transaction of business and is in good standing or subsisting under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business so as to require such qualification or registration, except where the failure to so qualify or register or be in good standing or subsisting could not reasonably be expected, individually or in the aggregate to have a Material Adverse Effect; and (C) each Significant Subsidiary has been duly qualified or registered as a foreign corporation or other entity for the transaction of business and is in good standing or subsisting under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification or registration, except where the failure to so qualify or register or be in good standing or subsisting could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect (such counsel being entitled to rely in respect of the opinion in this clause (C) upon opinions of local counsel (other than counsel in the States of Maryland, Delaware or Pennsylvania) and in respect of matters of fact upon certificates of officers of the Company and its subsidiaries, provided that such counsel shall stated that they believe that both the Representatives and they are justified in relying upon such opinions and certificates).

                (vi) The Designated Shares have been duly and validly
            authorized, and, when such Designated Shares are issued and delivered against payment therefor pursuant to this Agreement and the Pricing Agreement with respect to such Designated Shares, such Designated Shares will be duly and validly issued and fully paid; the Common Shares, including the Designated Shares, conform, in all material respects, to the description thereof contained in the Registration Statement, and the Designated Shares will conform, in all material respects, to the description thereof in the Prospectus; the Designated Shares will have the rights set forth in the Company's declaration of trust and by-laws, each, as then amended or supplemented (including the applicable provisions of the laws of Maryland governing real estate investment trusts); and there are no preemptive or other rights afforded by the Company to subscribe for or to purchase any Common Shares;

                (vii) To such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries (including, without limitation, the Operating Partnership) is a party, or of which any property of the Company or any of its subsidiaries (including, without limitation, the Operating Partnership) is the subject, which are required, individually or in the aggregate, to be disclosed in the Registration Statement or the Prospectus which are not fairly described therein as required; and, to such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                (viii) This Agreement and the applicable Pricing Agreement with respect to the Designated Shares have been duly authorized, executed and delivered by the Company;

                (ix) The issue and sale of the Designated Shares being delivered at such Time of Delivery, the compliance by the Company with all of the provisions of the Designated Shares, this Agreement and the applicable Pricing Agreement and the consummation of the transactions herein and therein contemplated do not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries (including, without limitation, the Operating Partnership) is a party or by which the Company or any of its subsidiaries (including, without limitation, the Operating Partnership) is bound or to which any of the property or assets of the Company or any of its subsidiaries (including, without limitation, the Operating Partnership) is subject, nor do such actions result in any violation of the provisions of the declaration of trust or the by-laws of the Company, or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries (including, without limitation, the Operating Partnership) or any of their properties;

                (x) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Designated Shares being delivered at such Time of Delivery, or the consummation by the Company of the other transactions contemplated by this Agreement or the applicable Pricing Agreement, except such as have been obtained under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Shares by the Underwriters;

                (xi) The Registration Statement and the Prospectus and any
            amendments and supplements thereto made by the Company prior to the Time of Delivery for the Designated Shares (other than the financial statements and related notes and schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the rules and regulations thereunder;

                (xii) The Incorporated Documents (other than the financial statements and related notes and schedules therein, as to which such counsel need express no opinion), when they were filed with the Commission or became effective, as the case may be, complied as to form in all material respects with the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the Commission thereunder; and such counsel have no reason to believe that any of the Incorporated Documents, when they were so filed or became effective, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

                (xiii) The statements made under the caption under "Material
            Federal Income Tax Consequences" in the Prospectus, insofar as they purport to constitute summaries of matters of U.S. federal tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects;

                (xiv) The Registration Statement has become effective under the
            Securities Act; the Prospectus relating to the Designated Shares was filed with the Commission within the prescribed time periods pursuant to the applicable subparagraph of Rule 424(b) of the rules and regulations under the Securities Act (as specified in such counsel's opinion); and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statements has been issued or proceeding for the purpose has been instituted or threatened by the Commission;

                (xv) Such counsel have no reason to believe that, as of their respective effective dates, the Registration Statement or any amendment thereto made by the Company prior to any Time of Delivery (other than the financial statements and related notes and schedules therein, as to which such counsel need express no belief) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date and as of such Time of Delivery, the Prospectus or any amendment or prospectus supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related notes and schedules therein, as to which such counsel need express no belief) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and such counsel do not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus that are not filed or incorporated by reference or described as required.

            (d) (i) On the date of the applicable Pricing Agreement for such Designated Shares and at each Time of Delivery for such Designated Shares, Pricewaterhouse Coopers LLP, the independent certified public accountants of the Company and the Operating Partnership, who have audited the financial statements of the Company and its consolidated subsidiaries and of the Operating Partnership and its consolidated subsidiaries, included or incorporated by reference in the Registration Statement, shall have furnished to the Representatives letters, dated the respective dates of delivery, in form and substance satisfactory to the Representatives, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement and the Prospectus; and (ii) on the date of the applicable Pricing Agreement for such Designated Securities and at the Time of Delivery for such Designated Securities, Ernst & Young, independent certified public accountants of The Rubenstein Company, L.P., who have audited the financial statements of The Rubenstein Company, L.P. and its consolidated subsidiaries, included or incorporated by reference in the Registration Statement, shall have furnished to the Representatives letters, dated the respective dates of delivery, in form and substance satisfactory to the Representatives, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement and the Prospectus;

            (e) (i) The Company and its subsidiaries (including, without limitation, the Operating Partnership), taken as a whole, have not sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the Prospectus and (ii) since the respective dates as of which information is given in the Registration Statement and the Prospectus (without giving effect to any amendment thereof or supplement thereto subsequent to the date of the Pricing Agreement relating to the Designated Shares), there has not been any change in the beneficial interests of the Company (other than issuances of beneficial interests (A) pursuant to equity-based awards granted in the ordinary course of business, (B) upon exercise of options and upon conversion or redemption of convertible or redeemable securities, in each case which were outstanding as of the date of the latest audited financial statements included or incorporated by reference in the Prospectus, and (C) upon the exchange of Operating Partnership interests for beneficial interests in the Company) or in the partnership interests in the Operating Partnership or the capital stock, partnership, membership or beneficial interests of any of its consolidated subsidiaries, or any change in the long-term debt of the Company and its consolidated subsidiaries (including, without limitation, the Operating Partnership), taken as a whole, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, results of operations, financial condition or prospects of the Company and its consolidated subsidiaries (including, without limitation, the Operating Partnership), taken as a whole, except as set forth in the Prospectus (without giving effect to any amendment thereof or supplement thereto subsequent to the date of the Pricing Agreement relating to the Designated Shares), the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Shares on the terms and in the manner contemplated in the Prospectus;

            (f) On or after the date of the Pricing Agreement relating to the Designated Shares, (i) no downgrading shall have occurred in the rating accorded the Operating Partnership's debt securities or the Company debt securities or, if applicable, preferred shares of beneficial interest by any "nationally recognized statistical rating organization", as the term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Operating Partnership's debt securities or the Company's debt securities or preferred shares;

            (g) On or after the date of the Pricing Agreement relating to the Designated Shares, there shall not have occurred any of the following: (i) trading generally shall have been suspended or materially limited on the New York Stock Exchange or the over-the-counter market; (ii) trading of any securities issued or guaranteed by the Company or the Operating Partnership shall have been suspended on any exchange or in any over-the-counter market;
(iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or acts of terrorism involving the United States or declaration of national emergency or war by the United States or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representatives, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or the delivery of the Firm Shares or Optional Shares or both on the terms and in the manner contemplated;

            (h) The Common Shares at each Time of Delivery shall have been duly listed, subject to notice of issuance on the New York Stock Exchange; and

            (i) The Company shall have furnished or caused to be furnished to the Representatives at the Time of Delivery for the Designated Shares a certificate or certificates of officers of the Company in such form and executed by such officers of the Company as shall be satisfactory to the Representatives, as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in Sections 7(a), (e), (f) and (h) and as to such other matters as the Representatives may reasonably request.

         8. (a) The Company shall indemnify and hold harmless each Underwriter, its directors, officers and employees and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any losses, claims, damages or liabilities, joint or several, or any action in respect thereof to which such Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities or actions arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus and any other prospectus relating to the Designated Shares, or any amendment or supplement thereto, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus and any other prospectus relating to the Designated Shares, or any amendments or supplements thereto a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter and each such director, officer, employee and controlling person promptly upon demand for any legal or other expenses reasonably incurred by such Underwriter and each such director, officer, employee and controlling person in connection with investigating or defending any such loss, damage, liability, action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus and any other prospectus relating to the Designated Shares, or any such amendment or supplement, in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter of Designated Shares through the Representatives expressly for use in the Prospectus relating to such Designated Shares.

            (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus and any other prospectus relating to the Designated Shares, or any amendment or supplement thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus and any other prospectus relating to the Designated Shares, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein, and shall reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

            (c) Promptly after receipt by an indemnified party under Section 8(a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing,
(ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate counsel (plus local counsel in each such jurisdiction) at any time for all such indemnified parties. If the indemnifying party does not assume the defense of such action, it is understood that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate counsel (plus local counsel in each such jurisdiction) at any time for all such indemnified parties, which firms shall be designated in writing by you, if the indemnified parties under this Section 8 consist of any Underwriter of the Designated Shares or any of its respective directors, officers, employees or controlling persons, or by the Company, if the indemnified parties under this Section 8 consist of the Company or any of its directors, officers, administrative trustees or controlling persons. The indemnifying party shall not be liable for any settlement of an action or claim for monetary damages which an indemnified party may effect without the consent of the indemnifying party, which consent shall not be unreasonably withheld. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim), unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party. For purposes of this Section 8, references to "counsel" shall include a firm of attorneys.

            (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under
Section 8(a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Designated Shares on the other from the offering of the Designated Shares to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 8(c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits referred to in the immediately preceding sentence but also the relative fault of the Company on the one hand and the Underwriters of the Designated Shares on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total commissions or discounts received by such Underwriters in respect thereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading relates to information supplied by the Company on the one hand or by any such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 8(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total public offering price at which the applicable Designated

Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Shares in this Section 8(d) to contribute are several in proportion to their respective underwriting obligations with respect to such Designated Shares and not joint.

            (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of any Underwriter and to each person, if any, who controls any Underwriter within the meaning of the Securities Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Securities Act.

         9. (a) If any Underwriter shall default in its obligation to purchase the Firm Shares or Optional Shares which it has agreed to purchase under the Pricing Agreement relating to such Designated Shares, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Designated Shares on the terms contained herein. If within 36 hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Firm Shares or Optional Shares, as the case may be, then the Company shall be entitled to a further period of 36 hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Designated Shares on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Designated Shares, or the Company notifies the Representatives that it has so arranged for the purchase of such Designated Shares, the Representatives or the Company shall have the right to postpone a Time of Delivery for such Designated Shares for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Shares.

            (b) If, after giving effect to any arrangements for the purchase of the Firm Shares or Optional Shares, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate number of such Common Shares, which remains unpurchased does not exceed one-eleventh of the number of the Firm Shares or Optional Shares, as the case may be, to be purchased at the respective Time of Delivery then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Firm Shares or Optional Shares, as the case may be, which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Shares and, in addition, to require each non-defaulting Underwriter to purchase its pro-rata share (based on the number of Firm Shares or Optional Shares, as the case may be, which such Underwriter agreed to purchase under such Pricing Agreement) of the Firm Shares or Optional Shares, as the case may be, of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

            (c) If, after giving effect to any arrangements for the purchase of the Firm Shares or Optional Shares, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate number of Firm Shares or Optional Shares, as the case may be, which remains unpurchased exceeds one-eleventh of the aggregate number of the Firm Shares or Optional Shares, as the case may be, to be purchased at the respective Time of Delivery as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection
(b) above to require non-defaulting Underwriters to purchase the Firm Shares or Optional Shares, as the case may be, of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Firm Shares or the Over-allotment Option relating to such Optional Shares, as the case may be, shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any officer or director or controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Designated Shares.

         11. If any Pricing Agreement shall be terminated pursuant to Section 9 hereof or if the condition in Section 7(g) is not satisfied, the Company shall not then be under any liability to any Underwriter with respect to the Designated Shares covered by such Pricing Agreement except as provided in Sections 6 and 8 hereof, but, if for any other reason, Designated Shares are not delivered by or on behalf of the Company as provided herein, the Company shall reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Shares, but the Company shall then be under no further liability to any Underwriter with respect to such Designated Shares except as provided in Sections 6 and 8 hereof.

         12. In all dealings hereunder, the Representatives of the Underwriters of Designated Shares shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: General Counsel; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its underwriters' questionnaire, or telex constituting such questionnaire, which address shall be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 8 and 10 hereof, the directors, officers and employees of the Company or any Underwriter and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Designated Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         14. Time shall be of the essence of each Pricing Agreement. As used herein, "business day" shall mean any day on which the New York Stock Exchange, Inc. is open for trading.

         15. THIS AGREEMENT AND EACH PRICING AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         16. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                               Very truly yours,


                               BRANDYWINE REALTY TRUST



                               By: /s/ Gerard H. Sweeney
                                  ---------------------------------------------
                                  Name:  Gerard H. Sweeney
                                  Title: President and Chief Executive Officer


                               BRANDYWINE OPERATING PARTNERSHIP, L.P.

                               By: Brandywine Realty Trust, its General Partner



                               By: /s/ Gerard H. Sweeney
                                  ---------------------------------------------
                                  Name:  Gerard H. Sweeney
                                  Title: President and Chief Executive Officer





CITIGROUP GLOBAL MARKETS INC.


By: /s/ Jeffrey Horowitz
   -------------------------
Name:  Jeffrey Horowitz
Title: Managing Director

                                PRICING AGREEMENT
                                -----------------


                                                              September 13, 2004


CITIGROUP GLOBAL MARKETS INC.
As Representative of the several
Underwriters named in Schedule I hereto
Ladies and Gentlemen:

                  Brandywine Realty Trust, a Maryland real estate investment trust (the "Company"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated September 13, 2004 (the "Underwriting Agreement"), between the Company and you to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the common shares of beneficial interests of the Company specified in Schedule I hereto (the "Designated Shares", consisting of Firm Shares and any Optional Shares the Underwriters may elect to purchase). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein, and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus relating to the Designated Shares which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Underwriters of the Designated Shares pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth at the end of
Schedule I hereto.

                  An amendment to the Registration Statement, or a prospectus supplement to the Prospectus, as the case may be, relating to the Designated Shares, in the form heretofore delivered to you is now proposed to be filed with the Commission.

                  Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, (a) the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in
Schedule I hereto, the number of Firm Shares set forth in Schedule I hereto and
(b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares, as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees to purchase from the Company at the purchase price to the Underwriters set forth in Schedule I hereto that portion of the number of Optional Shares as to which such election shall have been exercise. The Company hereby grants to each of the

Underwriters the right to purchase, from time to time, at its election up to the number of Optional Shares set forth in Schedule I hereto on the terms referred to in the paragraph above for the sole purpose of covering over-allotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised by written notice from the Underwriters to the Company given within a period of 30 calendar days after the date of this Pricing Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by the Underwriters, but in no event earlier than the First Time of Delivery or, unless the Underwriters and the Company otherwise agree in writing, no earlier than two or later than ten business days after the date of such notice.

                  If the foregoing is in accordance with your understanding, please sign and return to us four counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company.

                               Very truly yours,

                               BRANDYWINE REALTY TRUST



                               By: /s/ Gerard H. Sweeney
                                  ---------------------------------------------
                               Name:  Gerard H. Sweeney
                               Title: President and Chief Executive Officer


                               BRANDYWINE OPERATING PARTNERSHIP, L.P.

                               By: Brandywine Realty Trust, its General Partner



                               By: /s/ Gerard H. Sweeney
                                  ---------------------------------------------
                               Name:  Gerard H. Sweeney
                               Title: President and Chief Executive Officer





CITIGROUP GLOBAL MARKETS INC.


By:  /s/ Jeffrey Horowitz
   --------------------------
Name:  Jeffrey Horowitz
Title: Managing Director

                                   SCHEDULE I


Title of Designated Shares: Common Shares par value $0.01


Number of Designated Shares:


         Number of Firm Shares: 7,750,000


         Maximum Number of Optional Shares: 1,162,500


Initial Offering Price to Public: $28.17 per share


Purchase Price by Underwriters: $28.01 per share


Form of Designated Shares: Definitive form to be made available for checking by the Representative at least twenty-four hours prior to the Time of Delivery at the office of The Depository Trust Company or its designated custodian.


Clear Market Period (Section 5(d) of the Underwriting Agreement):
         From date hereof through October 13, 2004.


Specified Funds for Payment of Purchase Price: Federal or other same day funds


Time of Delivery: 9:30 a.m. (New York City time), September 17, 2004


Closing Location: Simpson Thacher & Bartlett LLP
                  425 Lexington Avenue
                  New York, New York 10011

Names and Addresses of Representative:  Citigroup Global Markets Inc.
                                        388 Greenwich Street, 32nd Floor
                                        New York, New York 10013


Addresses for Notices, etc.:  Citigroup Global Markets Inc.
                              388 Greenwich Street, 32nd Floor
                              New York, New York 10013


Underwriters' Counsel: Simpson Thacher & Bartlett LLP


Additional Terms and Conditions: None

                                   SCHEDULE II


                                      None.

                                  SCHEDULE III


Four Tower Bridge Associates
Six Tower Bridge Associates

                                                                       EXHIBIT A
                                                                       ---------
________ __, 200_




CITIGROUP GLOBAL MARKETS INC.
388 Greenwich Street, 32nd Floor
New York, New York 10013

                  Brandywine Realty Trust-Lock-Up Agreement
                  -----------------------------------------

Ladies and Gentlemen:

                  This letter agreement (this "Agreement") relates to the proposed public offering (the "Offering") by Brandywine Realty Trust, a real estate investment trust organized under the laws of the state of Maryland (the "Company"), of its common shares of beneficial interest, par value $.0l per share (the "Common Shares").

                  In order to induce you and the other several underwriters (the "Underwriters") to underwrite the Offering, the undersigned hereby agrees that, without your prior written consent, during the period from the date hereof until thirty (30) days from the date of the final prospectus for the Offering (the "Lock-Up Period"), the undersigned (a) will not, directly or indirectly, offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of any Relevant Security (as defined below), and (b) will not establish or increase any "put equivalent position" or liquidate or decrease any "call equivalent position" with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration. As used herein "Relevant Security" means the Common Shares, any other equity security of the Company or any of its subsidiaries and any security convertible into, or exercisable or exchangeable for, any Common Shares or other such equity security.

                  The undersigned hereby authorizes the Company during the Lock-Up Period to cause any transfer agent for the Relevant Securities to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, Relevant Securities for which the undersigned is the record holder and, in the case of Relevant Securities for which the undersigned is the beneficial but not the record holder, agrees during the Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Relevant Securities. The undersigned hereby further agrees that, without your prior written consent, during the Lock-up Period the undersigned (x) will not file or participate in the filing with the Securities and Exchange Commission of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of a Relevant Security and (y) will not exercise any rights the undersigned may have to require registration with the Securities and Exchange Commission of any proposed offering or sale of a Relevant Security.

                  Notwithstanding the foregoing, the undersigned may transfer Relevant Securities by bona fide gift, will or intestate succession, provided that each resulting transferee of Relevant Securities executes and delivers to you an agreement satisfactory to you certifying that such transferee is bound by the terms of this Agreement and has been in compliance with the terms hereof since the date first above written as if it had been an original party hereto.

                  The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.

                  This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Delivery of a signed copy of this letter by facsimile transmission shall be effective as delivery of the original hereof.

                                          Very truly yours,




                                          -------------------------------------
                                          [Signature of Trustee or Officer]

                                          Print Name:
                                                     --------------------------


                                          Title:
                                                -------------------------------
                                                   Brandywine Realty Trust
                                                   401 Realty Trust
                                                   Suite 500
                                                   Plymouth Meeting, PA 19462